Northern Institutional Funds
Core Bond Portfolio


Prospectus dated February 12, 2001

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

                                                                                               Page
----------------------------------------------------------------------------------------------------
Overview                                                                                          1

----------------------------------------------------------------------------------------------------
Risk/Return Summary                                  Core Bond Portfolio                          4
Information about the objective, principal
strategies and risk characteristics of the
Portfolio.
                                                   -------------------------------------------------
                                                     Portfolio Performance                        6
                                                   -------------------------------------------------
                                                     Portfolio Fees and Expenses                  6

----------------------------------------------------------------------------------------------------
Management of the Portfolio                          Investment Adviser                           8
Details that apply to the Portfolio.                 Advisory Fees                                8
                                                     Portfolio Management                         9
                                                     Other Portfolio Services                     9

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
About Your Account                                   Purchasing and Selling Shares                9
How to open, maintain and close an account           . Purchasing Shares                          9
                                                     . Opening an Account                        10
                                                     . Selling Shares                            11

                                                     -----------------------------------------------
                                                     Account Policies and Other Information      11
                                                     . Purchase and Redemption Minimums          11
                                                     . Calculating Share Price                   11
                                                     . Timing of Purchase Requests               12
                                                     . Tax Identification Number                 12
                                                     . In-Kind Purchases and Redemptions         12
                                                     . Miscellaneous Purchase Information        12
                                                     . Timing of Redemption and Exchange
                                                       Requests                                  13
                                                     . Miscellaneous Redemption Information      13
                                                     . Exchange Privileges                       13
                                                     . Telephone Transactions                    14
                                                     . Making Changes to Your Account
                                                       Information                               14
                                                     . Business Day                              14
                                                     . Early Closings                            14
                                                     . Authorized Intermediaries                 14
                                                     . Servicing Agents                          14
                                                     . Shareholder Communications                15

                                                     -----------------------------------------------
                                                     Dividends and Distributions                 15

                                                     -----------------------------------------------
                                                     Tax Considerations                          16

----------------------------------------------------------------------------------------------------
Risks, Securities and Techniques                     Risks, Securities and Techniques            17
                                                     . Additional Information on Investment
                                                       Objectives, Principal Investment
                                                       Strategies and Related Risks              17
                                                     . Additional Description of Securities and
                                                       Common Investment Techniques              19

----------------------------------------------------------------------------------------------------
For More Information                                 Annual/Semiannual Report                    26
                                                     Statement of Additional Information         26

----------------------------------------------------------------------------------------------------

Northern Institutional Core Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk.

Principal Investment Strategies

Investment Strategies.  The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

 .  Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations
 .  Obligations of state, local and foreign governments
 .  Obligations of domestic and foreign banks and corporations
 . Zero coupon bonds, debentures, preferred stock and convertible securities . Mortgage and other asset-backed securities
 . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

The Portfolio invests primarily in the investment grade debt obligations of domestic issuers. Investment grade debt obligations are obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or determined by the Investment Adviser to be of comparable quality. The Portfolio may also invest to a lesser extent in U.S. dollar-denominated investment grade obligations of foreign issuers.

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general and economic conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable total return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between five and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal and/or interest on these securities is based on changes in the specific value of the specific currencies, interest rates, indices or other financial indicators. For these reasons structured debt securities present additional risk that the interest paid to the Portfolio on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. As a result, investments in structured debt securities may adversely affect the Portfolio's net asset value. The Portfolio may also invest, to a lesser extent, in futures contracts, options, swaps and interest rate floors, caps and collars for both hedging and non-hedging purposes.

Principal Investment Risks

All of the Portfolio's investments carry some degree of risk which will affect the value of the Portfolio's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Portfolio.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks that apply to the Portfolio and may result in a loss of your investment.

 .    Market risk is the risk that the value of the securities in which the
     Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .    Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

 .    Liquidity risk is the risk that the Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

 .    Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by the Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

 .    Credit (or default) risk is the risk that an issuer of fixed income securities held by the Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. Investment grade bonds are generally believed to have relatively low degrees of credit risk.

 .    Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.

 .    Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

 .    Counterparty failure risk is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

 .    Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause the Portfolio's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

 .    Derivatives risk is the risk that loss may result from the Portfolio's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

 .    Structured debt securities risk is the risk that loss may result from the
     Portfolio's investments in structured debt securities, which are derivative instruments and may be leveraged. The value of structured debt securities may be adversely affected by changes in the interest rate payable on a security while held by the Portfolio. In some cases it is possible that the Portfolio may suffer a total loss on its investment in a structured debt security.

 .    Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards or other factors.

More information about the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 17.

Portfolio Performance
---------------------

The bar chart and performance table have been omitted because the Portfolio has been in operation for less than one calendar year.

Portfolio Fees and Expenses
---------------------------

This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolio. Each class of shares represents pro rata interests in the Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company ("Northern Trust"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 11.)

           Shareholder Fees (fees paid directly from your investment)                    Annual Portfolio Operating Expenses
                                                                                         (expenses that are deducted from
                                                                                         Portfolio assets)
           Sales Charge  Additional    Deferred   Sales Charge   Redemption Exchange  Management    Distribution     Other
              (Load)    Transaction  Sales Charge    (Load)         Fees      Fees      Fees/1/     (12b-1) Fees    Expenses
Portfolio   Imposed on   Fee (as a      (Load)     Imposed on
            Purchases    percentage                Reinvested
                         of amount                Distributions
                         invested)
------------------------------------------------------------------------------------------------------------------------------------
Core Bond
  Class A     None        None          None          None        None      None         0.60%          None         0.17%
  Class C     None        None          None          None        None      None         0.60%          None         0.41%
  Class D     None        None          None          None        None      None         0.60%          None         0.56%

               Servicing     Transfer       Other      Total Annual
                 Fees      Agency Fees    Operating     Portfolio
Portfolio                                Expenses/2/    Operating
                                                       Expenses/3/
------------------------------------------------------------------------------------------------------------------------------------
Core Bond
Class A        None         0.01%         0.16%        0.77%
Class C        0.15%        0.10%         0.16%        1.01%
Class D        0.25%        0.15%         0.16%        1.16%

FOOTNOTES

/1/ As of the date of this Prospectus, Northern Trust Investments, Inc. ("NTI") intends to waive voluntarily a portion of its management fee for the Portfolio so that the actual management fees paid by the Portfolio will be 0.25% for the current fiscal year. Fee waivers may be terminated at any time at the option of NTI.

/2/ "Other Operating Expenses" include administration or co-administration fees and all other ordinary operating expenses of the Portfolio not listed above. NTI and PFPC Inc., formerly First Data Investor Services Group, Inc. ("PFPC"), serve as the Portfolio's co-administrators, and are entitled to a co-administration fee from the Portfolio at an annual rate of 0.10% of the average daily net assets of the Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the co-administrators have agreed to reimburse expenses (including fees payable to NTI and PFPC as co-administrators, but excluding management fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.10% of the Portfolio's average daily net assets. The Portfolio did not conduct investment operations during the fiscal year ended November 30, 2000. As a result, "Other Operating Expenses" for the Portfolio is based on estimated amounts the Portfolio expects to pay during the current fiscal year.

/3/ Set forth below are the management fees, distribution (12b-1) fees, other expenses and total annual operating expenses which would have been paid during the fiscal year ended November 30, 1999 as a result of fee waivers and expense reimbursements.

Portfolio             Management   Distribution     Other       Total Annual
                         Fees      (12b-1) Fees   Expenses   Operating Expenses
-------------------------------------------------------------------------------
Core Bond
     Class A            0.25%        0.00%          0.11%           0.36%
     Class C            0.25%        0.00%          0.35%           0.60%
     Class D            0.25%        0.00%          0.50%           0.75%

Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of the Investment Adviser. If this occurs, the Portfolio's total annual operating expenses may increase without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          Portfolio                                   1 Year      3 Years
          --------------------------------------------------------------------
          Core Bond
            Class A                                   $ 79         $246
            Class C                                   $103         $322
            Class D                                   $118         $368


Investment Adviser
------------------

Northern Trust Investments, Inc. ("NTI"), an Illinois state-chartered trust company, serves as investment adviser for the Portfolio. NTI, also referred to as the Investment Adviser, is located at 50 S. LaSalle Street, Chicago, IL 60675.

NTI is a wholly-owned subsidiary of Northern Trust, an Illinois state-chartered bank and member of the Federal Reserve System. Northern Trust is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. As of June 30, 2000, Northern Trust Corporation and its subsidiaries had approximately $36.8 billion in assets, $22.3 billion in deposits and employed over 9,140 persons.

Northern Trust has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern Trust and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1.6 trillion of assets as of June 30, 2000, including approximately $333 billion of assets for which Northern Trust and its affiliates had investment management responsibility.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolio and for placing purchase and sale orders for portfolio securities.

Advisory Fees
-------------

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of the Portfolio's respective average daily net assets).

Portfolio                                               Contractual
                                                           Rate
---------------------------------------------------------------------
Core Bond                                                  0.60%

As stated under "Portfolio Fees and Expenses," the Investment Adviser expects to voluntarily waive a portion of its advisory fee during the current fiscal year. The Investment Adviser may discontinue or modify its voluntary limitation in the future at its discretion.

Portfolio Management
--------------------

The Investment Adviser employs a team approach to the investment management of the Portfolio. Below is information regarding the management of the Portfolio.

Mark J. Wirth, Senior Vice President of Northern Trust, and Steven M. Schafer, Vice President of Northern Trust, are the management team leaders for the Core Bond Portfolio. Mr. Wirth joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios. Mr. Schafer joined Northern Trust in 1988 and during the past five years has managed various fixed income portfolios and has served as a credit analyst following industrial and utility companies.


Other Portfolio Services
------------------------

Northern Trust serves as transfer agent ("Transfer Agent") and custodian for the Portfolio. As Transfer Agent, Northern Trust performs various administrative servicing functions, and any shareholder inquiries should be directed to it. The fees that Northern Trust receives for its services in these capacities are described in the Statement of Additional Information. NTI and PFPC Inc. serve as co-administrators for the Portfolio. The fees that NTI and PFPC receive for their co-administrative services are described on page 6 under "Portfolio Fees and Expenses."

                         PURCHASING AND SELLING SHARES
                         -----------------------------

Purchasing Shares
------------------

Institutional investors, acting on their own behalf or on behalf of their customers, clients, employees, participants and others ("Customers"), may purchase shares of the Portfolio through their institutional accounts at Northern Trust or an affiliate. They may also purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

     .  Northern Trust and its affiliates;
     . Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and
     .  Other institutions and organizations.

The Portfolio currently offers a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").

Class A Shares are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

Class C Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide certain account-related services incident to Customers being the beneficial owners of shares.

Class D Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide them and their Customers with certain account-related services and other information.

Different shareholder servicing and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" on page 6). In addition, any person entitled to receive compensation for selling or servicing shares of the Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

Opening an Account
------------------

You may purchase shares of the Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in the Portfolio or in one or more other Northern Institutional Portfolios. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in this Prospectus.

  By Mail
  Read this prospectus carefully.
  Complete and sign the new account application.
  Include a certified corporate resolution (or other acceptable evidence of authority).
  Enclose a check or Federal Reserve draft payable to the Portfolio. If investing in more than one Portfolio, please include a separate check for each.
  Mail your check, corporate resolution and completed application to:
          Northern Institutional Funds,
          c/o The Northern Trust Company
          P.O. Box 75943
          Chicago, Illinois 60675-5943

  All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

  By Telephone
  Read this prospectus carefully.
  Call the Transfer Agent at (800) 637-1380.

  To open a new account please provide:
     .    The name of the Portfolio in which you would like to invest
     .    The number of shares or dollar amount to be invested
     .    The method of payment

  To add to an existing account, please provide:
     .    The Institution's name
     .    Your Account Number

  By Wire or Automated Clearing House Transfer ("ACH Transfer")
  To open a new account:
     Call the Transfer Agent at (800) 637-1380 for instructions.

  For more information about the purchase of shares, call the Transfer Agent at
  (800) 637-1380.

  To add to an existing account:
     Have your bank wire Federal funds or effect an ACH Transfer to:

                  The Northern Trust Company
                  Chicago, Illinois
                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Portfolio Account No.)
                  (Reference Shareholder's Name)

Selling Shares
--------------

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

By Mail
     Send a written request to:
     Northern Institutional Funds
     c/o The Northern Trust Company
     P.O. Box 75943
     Chicago, Illinois 60675-5943

     The letter of instruction must include:
     .  The signature of a duly authorized person
     .  Your account number
     .  The name of the Portfolio
     .  The number of shares or the dollar amount to be redeemed

By Telephone
     Call the Transfer Agent at (800) 637-1380 for instructions.
     During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares - By Mail."

By Wire
     Call the Transfer Agent at (800) 637-1380 for instructions.
     You must have given prior authorization for expedited wire redemption. The minimum amount that may be redeemed by this method is $10,000.

Account Policies and Other Information
--------------------------------------

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of the Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of outstanding shares of that class. The NAV for each class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

U.S. and foreign securities held by the Portfolio generally are valued at their market prices. Shares of an investment company held by the Portfolio are valued at their net asset value. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Adviser. Short-term obligations held by the Portfolio are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

The Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price (plus any additional transaction fee) provided that either:

     . The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day;

     . The order is accepted by an authorized intermediary and payment in Federal or other immediately available funds is made on the next Business Day according to procedures authorized by the Trust; or

     . Payment in Federal or other immediately available funds is received on the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price (plus any additional transaction fee), provided that payment is made as noted above. If an Institution pays for shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 14.

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for the Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from the Portfolio. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.
 .    Institutions are responsible for transmitting purchase orders to the
     Transfer Agent and delivering required funds on a timely basis.

 .    Institutions are responsible for all losses and expenses of the Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern Trust may redeem shares from any account it maintains to protect the Portfolio and Northern Trust against loss. In addition, a $20 charge will be imposed if a check does not clear.

 .    The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on a Business Day will be executed on the same day. The redemption or exchange will be effected at that day's closing share price (plus any additional transaction fee, in the case of an exchange). Redemption proceeds will normally be sent or credited on the next Business Day.

Orders received in good order on a non-Business Day or after 3:00 p.m., Chicago time, on a Business Day will be executed the next Business Day, at that day's closing share price (plus any additional transaction fee, in the case of an exchange). The proceeds will normally be sent or credited the second Business Day. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 14.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

 .    The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Portfolio.

 .    If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

 .    Institutions are responsible for transmitting redemption orders to the
     Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

 .    Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

 .    The Trust reserves the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

 .    The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

 .    The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of the Portfolio for the same class of shares of another Portfolio. The registration of both accounts involved must be identical. A $1,000 minimum investment applies. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. A "Business Day" does not include a holiday observed by the Exchange. In 2001 these days are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Early Closings. The Portfolio reserves the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern Trust or the Exchange closes early as a result of unusual weather or other conditions. The Portfolio also reserves this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. The Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Servicing Agents. Certain Institutions may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D shares through agreements with the Trust ("Service Agents"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D shares.

Administrative support services may include:

     .    processing purchase and redemption requests from investors;

     .    placing net purchase and redemption orders with the Transfer Agent;

     . providing necessary personnel and facilities to establish and maintain investor accounts and records; and

     . providing information periodically to investors showing their positions in Portfolio shares.

Servicing Agents will receive fees from the Portfolio for such services at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D shares. Please note that Northern Trust and NTI may also provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of the Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by NTI as Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust, NTI or their affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through an Institution should read their account agreements carefully. An Institution's requirements may differ from those listed in this Prospectus. An Institution may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in the Portfolio. If a Customer has agreed with a particular Institution to maintain a minimum balance with the Institution and the balance falls below this minimum, the Customer may be required to redeem all or a part of his investment in the Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Portfolio shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into servicing agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolio on behalf of their Customers may be required to register as dealers.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Portfolio's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses or (if and when permitted by law) proxy or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at (800) 637-1380 or by mail at the Northern Institutional Funds, P.O. Box 75943, Chicago, IL 60675.

Dividends and Distributions
---------------------------

Dividends and capital gain distributions of the Portfolio are automatically reinvested in additional shares of the Portfolio without any sales charge or additional purchase price amount.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share (plus an additional purchase price amount equal to 0.50% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity Index Portfolio, respectively). If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing at least two days before the dividend or distribution record date. Dividends and distributions may only be reinvested in a Portfolio in which you maintain an account.

The following table summarizes the general distribution policies for the
Portfolio:

---------------------------------------------------------------------------------------------------------
                                                           Dividends, if any,     Capital Gains, if any,
                        Portfolio                          Declared and Paid        Declared and Paid
---------------------------------------------------------------------------------------------------------
Core Bond                                                       Monthly                  Annually
---------------------------------------------------------------------------------------------------------

The Portfolio may, in some years, make additional dividends or distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities.

Tax Considerations
------------------

The Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain. The Portfolio's dividends and distributions will be taxable to you for Federal, state and local income tax purposes, unless you have a tax-advantaged account. Dividends and distributions are taxable whether they are received in cash or reinvested in Portfolio shares. In general, distributions attributable to interest, dividend, certain foreign exchange gain and short-term capital gain income of the Portfolio are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of the Portfolio over net short-term capital losses are generally taxable to you as long-term capital gains. This is true no matter how long you own your shares.

There are certain tax requirements that the Portfolio must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Portfolio may have to limit its investment activity in some types of instruments.

The sale of Portfolio shares is a taxable event on which a gain or loss may be recognized. For tax purposes, an exchange is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Shares held six months or less may also generate long-term capital loss to the extent of any capital gains distributions received on the shares while they were held by you.

Timing.

Dividends and distributions from the Portfolio will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by the Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Tax effect of "buying a dividend." The Portfolio's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are distributed, they will be taxable to you. For this reason, you should be especially mindful that if you buy shares on or just before the record date of a dividend or capital gains distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable dividend or capital gain.

Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States Federal income tax treatment. Your investment in the Portfolio could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolio. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

                       RISKS, SECURITIES AND TECHNIQUES

This section takes a closer look at some of the Portfolio's principal investment strategies and related risks. It also explores the various investment securities and techniques that the investment management team may use. The Portfolio may invest in other securities and is subject to further restrictions and risks which are described in the Statement of Additional Information. Additionally, the Portfolio may purchase other types of securities or instruments similar to these described in this section if otherwise consistent with its investment objective and policies.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective.  The investment objective of the Portfolio may be changed
--------------------
by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio.

Derivatives. The Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from - or based upon
- the performance of underlying assets, interest rates, or indices. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

     Investment strategy. The Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. The Portfolio may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolio may also use derivatives for speculative purposes to invest for potential income or capital gain.

     Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, the Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Structured Securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.

     Investment strategy. The Portfolio may invest in structured securities to the extent consistent with its investment objective.

     Special risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated in the following categories (including sub-categories or gradations of such categories indicating relative standing):

     .    BBB or higher by Standard and Poor's Ratings Services ("S&P");
     .    Baa or higher by Moody's Investors Service, Inc. ("Moody's");or
     .    BBB or higher by Fitch IBCA Inc. ("Fitch").

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

     Investment strategy. The Portfolio may invest in fixed income and convertible securities to the extent consistent with its investment objective and policies. These securities will generally be rated investment grade at the time of purchase. The Portfolio may also invest in unrated securities if the Investment Adviser believes they are comparable in quality.

     Special risks. Although securities rated BBB by S&P, Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Investment Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

Temporary Investments. Short-term obligations refer to U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to the Portfolio.

     Investment strategy. The Portfolio may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions.

     Special risks. The Portfolio may not achieve its investment objective when its assets are invested in short-term obligations, and the Portfolio may have a lower total return during those periods.

Maturity Risk. The Portfolio will normally maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of asset-backed securities will be based on estimates of average life. As a result, the Portfolio cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

ADDITIONAL DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

     Investment strategy. The Portfolio may purchase various types of asset-backed securities. The Portfolio will normally invest in asset-backed securities rated investment grade (rated BBB or better by S&P or Fitch, or Baa or better by Moody's) at the time of purchase. The Portfolio may also invest in unrated mortgage-backed securities which the Investment Adviser believes are of comparable quality. The Portfolio will not purchase non-mortgage asset-backed securities that are unrated by S&P, Fitch or Moody's.

     Special risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolio may borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

     Investment strategy. The Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). The Portfolio may also borrow up to an additional 5% of its total assets for temporary purposes. The Portfolio may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

     Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolio declines in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Portfolio a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Investment strategy. The Portfolio may acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

     Investment strategy. To the extent consistent with their respective investment objectives, the Portfolio may invest a portion of its assets in custodial receipts.

     Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders.

Foreign Securities. The Portfolio may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers, including foreign governments, or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks, foreign branches of U.S. banks and foreign corporations. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

     Investment Strategy. The Portfolio may purchase the U.S. dollar-denominated obligations of foreign issuers.

     Special Risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

     Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, possible seizure or nationalization of foreign holdings or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

     Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate the Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities or the cash value of a securities index. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

     Investment strategy. The Portfolio may invest in futures contracts and options on futures contracts on domestic exchanges or boards of trade. They may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

     The value of the Portfolio's futures contracts may equal up to 100% of its total assets. However, the Portfolio will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

     Special risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Investment strategy. The Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with its investment objectives and policies, the Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

     Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires the Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

     Investment Strategy. The Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

     Special risks. IFAs are not insured by a government agency -- they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps and Interest Rate Floors, Caps and Collars. Interest rate swaps are contracts that obligate the Portfolio and another party to exchange their rights to pay or receive interest. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

     Investment strategy. The Portfolio may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

     Special risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, the instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments are normally illiquid, the Portfolio may not be able to terminate its obligations when desired. In addition, if the Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements are potentially unlimited. The Portfolio may also suffer a loss if the other party to a transaction defaults.

Investment Companies. To the extent consistent with its investment objective and policies, the Portfolio may invest in securities issued by other investment companies, including money market funds, index funds and similar securities of other issuers.

     Investment strategy. Investments by the Portfolio in other investment companies will be subject to the limitations of the 1940 Act. Although the Portfolio does not expect to do so in the foreseeable future, the Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

     Special risks. As a shareholder of another investment company, the Portfolio would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Portfolio.

Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by the Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

     Investment strategy. The Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and does not treat them as borrowings.

     Special risks. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio's performance.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

     Investment strategy.   The Portfolio may write (sell) covered call options,
     buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, securities indices or financial instruments. The Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of the Portfolio's assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. The Portfolio may "cover" a call option by owning the security underlying the option or through other means. Put options written by the Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option until the expiration date.

     Special risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Portfolio Turnover. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Portfolio. A high rate of portfolio turnover (100% or more) may involve higher brokerage commissions and other transaction costs, which could reduce the Portfolio's return. It may also result in higher short-term capital gains that are taxable to shareholders. The Trust expects that the annual turnover rate of the Portfolio will generally not exceed 100%.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

     Investment strategy. To the extent consistent with its investment objective and policies, the Portfolio may invest in preferred stocks.

     Special risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by the Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

     Investment strategy. The Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Portfolio acquires the securities.

     Special risks. In the event of a default, the Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

Securities Lending. In order to generate additional income, the Portfolio may lend securities on a short-term basis to banks, brokers-dealers, or other qualified institutions. In exchange, the Portfolio will receive collateral equal to at least 100% of the value of the securities loaned.

     Investment strategy. Securities lending may represent no more than one-third the value of the Portfolio's total assets (including the loan collateral). Any cash collateral received by the Portfolio in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

     Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Portfolio could experience delays in recovering its securities and may incur a capital loss. In addition, the Portfolio may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

     Investment strategy.  The Portfolio may purchase stripped securities.

     Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Portfolio's total returns.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     Investment strategy. To the extent consistent with its investment objective, the Portfolio may invest in a variety of U.S. Treasury obligations. The Portfolio also may invest in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

     Special risks. Not all U.S. government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.

     Investment strategy. The Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by the Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio.

     Special risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments.
A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

     Investment strategy. The Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolio would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolio may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

     Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

     Investment strategy. The Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

     Special risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Portfolio's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

For More Information

ANNUAL/SEMIANNUAL REPORT

Additional information about the Portfolio's investments will be available in the Portfolio's annual and semi-annual reports to shareholders when they are prepared. In the Portfolio's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolio and its policies is also available in the Portfolio's Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolio's annual and semiannual reports, and the SAI, are available free upon request by calling (800) 637-1380.

To obtain other information and for shareholder inquiries:
By telephone - Call (800) 637-1380
By mail - Northern Institutional Funds
          P.O. Box 75943
          Chicago, IL  60675-5943

On the Internet - Text-only versions of the Portfolio's documents are available on line and may be downloaded from the SEC's website at http://www.sec.gov.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

                                     [LOGO]

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                         NORTHERN INSTITUTIONAL FUNDS

                              CORE BOND PORTFOLIO

     This Statement of Additional Information dated February 12, 2001 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Core Bond Portfolio (the "Portfolio") of Northern Institutional Funds dated February 12, 2001 (the "Prospectus"). Copies of the Prospectus may be obtained without charge by calling (800) 637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

                                     INDEX

                                                                        Page
                                                                        ----
ADDITIONAL INVESTMENT INFORMATION......................................   3
    Classification and History.........................................   3
    Investment Objectives, Strategies and Risks........................   3
    Investment Restrictions............................................  11
ADDITIONAL TRUST INFORMATION...........................................  14
    Trustees and Officers..............................................  14
    Investment Adviser, Transfer Agent and Custodian...................  19
    Portfolio Transactions.............................................  21
    Portfolio Valuation................................................  21
    Co-Administrators and Distributor..................................  22
    Shareholder Servicing Plan.........................................  23
    Counsel and Auditors...............................................  24
    In-Kind Purchases and Redemptions..................................  24
PERFORMANCE INFORMATION................................................  24
TAXES..................................................................  26
    Federal - General Information......................................  26
    Foreign Investors..................................................  27
DESCRIPTION OF SHARES..................................................  27
OTHER INFORMATION......................................................  29

APPENDIX A............................................................. A-1
APPENDIX B............................................................. B-1

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of principal.

                       ADDITIONAL INVESTMENT INFORMATION

Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. The Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers five money market, six fixed income, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolio as set forth in the Prospectus. The investment objective of the Portfolio may be changed without shareholder approval. Except as expressly noted below, the Portfolio's investment policies also may be changed without shareholder approval.

     U.S. Government Obligations.  Examples of the types of U.S. Government
     ----------------------------
obligations that may be acquired by the Portfolio includes U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks and the Maritime Administration.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     To the extent consistent with their respective investment objectives, the Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

     Supranational Bank Obligations.  The Portfolio may invest in obligations of
     -------------------------------
supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     Stripped Securities.  The Portfolio may purchase stripped securities.  The
     --------------------
Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Portfolio may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     To the extent consistent with its investment objective, the Portfolio may purchase stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     Asset-Backed Securities.  The Portfolio may purchase asset-backed
     ------------------------
securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

     Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Foreign Securities.  The Portfolio may invest in bonds and other fixed
     -------------------
income securities of foreign issuers that are U.S. dollar-denominated. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. The holdings of the Portfolio will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of foreign bonds and debt securities fluctuate inversely with interest rate changes.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Dividends and interest payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

     Countries in which the Portfolio may invest include, but are not limited to: Argentina, Australia, Austria, Belgium,

Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

     The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

     Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest
     -----------------------------------------------------------------------
Rate Floors and Caps.  The Portfolio may enter into swap transactions and
--------------------
transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

     Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. To the extent that the amount payable by the Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

     The Portfolio will not enter into a total rate of return, credit or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by Standard & Poor's Ratings Group, Inc. ("S&P") or Fitch IBCA ("Fitch"), or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

     The use of interest rate, total rate of return and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     Options.  The Portfolio may buy put options and buy call options and write
     --------
covered call and secured put options. Such options may relate to particular securities, financial instruments, foreign or domestic securities indices or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange (an "Exchange") or issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian, a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolio will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

     With respect to yield curve options, a call (or put) option is covered if the Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

     The Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

     When the Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Futures Contracts and Related Options.  The Portfolio may invest in futures
     --------------------------------------
contracts and interest rate futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, the Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

     Securities Lending.  Collateral for loans of portfolio securities made by
     -------------------
the Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by the Portfolio if a material event affecting the investment is to occur.

     Forward Commitments, When-Issued Securities and Delayed Delivery
     ----------------------------------------------------------------
Transactions.  The Portfolio may purchase securities on a when-issued basis or
-------------
purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

     When the Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

     Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
     ---------------------------------------------------------------------
Deposits and Bank Notes.  Commercial paper represents short-term unsecured
------------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu
                                                                  ----------
with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     Commercial paper and other short-term obligations acquired by the Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by the Investment Adviser.

     Insurance Funding Agreements.  The Portfolio may invest in insurance
     -----------------------------
funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

     Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds.  To the extent
     --------------------------------------------------------
consistent with its investment objective, the Portfolio may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

     Variable and Floating Rate Instruments.  With respect to the variable and
     ---------------------------------------
floating rate instruments that may be acquired by the Portfolio, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolio's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolio may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolio.

     Variable and floating rate instruments, including inverse floaters, held by the Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

     Investment Companies.  With respect to the investments of the Portfolio in
     ---------------------
the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of the Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

     Certain investment companies whose securities are purchased by the Portfolio may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, the Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     The Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, the Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

     Repurchase Agreements.  The Portfolio may agree to purchase portfolio
     ----------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are held either by the Trust's custodian (or subcustodian, if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     Reverse Repurchase Agreements.  The Portfolio may borrow funds by selling
     ------------------------------
portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price. The Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Yields and Ratings.  The yields on certain obligations, including the
     -------------------
instruments in which the Portfolio may invest, are dependent on a variety of factors, including general market economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Fitch and Thompson Bank Watch, Inc. ("TBW") represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     If a security held by the Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

     Relative Value Approach.  In buying and selling securities for the
     ------------------------
Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

     Calculation of Portfolio Turnover Rate.  The portfolio turnover rate for
     ---------------------------------------
the Portfolio is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolio to receive favorable tax treatment.

     Mortgage Dollar Rolls.  The Portfolio may enter into mortgage "dollar
     ----------------------
rolls" in which the Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage the Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Investment Restrictions

The Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Portfolio only by a vote of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

   (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

   (2) Purchase or sell real estate, but this restriction shall not prevent the Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

   (3) Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

   (4)  Invest in companies for the purpose of exercising control.

   (5) Act as underwriter of securities, except as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

   (6) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry.

   For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

   (7) Borrow money, except that to the extent permitted by applicable law (a) the Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolio may purchase securities on margin. If due to market fluctuations or other reasons the Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

   (8) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

   (9) The Portfolio may not make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

   For the purposes of Restriction Nos. 1 and 7 above, the Portfolio expects that it would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolio had not filed such an exemptive application.

   In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

   Except to the extent otherwise provided in Investment Restriction No. 6 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classification. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

   Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (7)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (7), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

                         ADDITIONAL TRUST INFORMATION

Trustees and Officers

The business and affairs of the Trust and the Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

                                                    Position(s)              Principal Occupation(s)
Name and Address                  Age               with Trust               During the Past 5 Years
-----------------                 ---               ----------               -----------------------
Richard G. Cline                  65                Trustee                  Chairman, Hawthorne Investors, Inc. (a management
4200 Commerce Court                                                          advisory services and private investment company)
Suite 300                                                                    since January 1996; Chairman, Hussman
Lisle, IL 60532                                                              International, Inc. (a refrigeration company)
                                                                             since 1998, Chairman and CEO of NICOR Inc. (a
                                                                             diversified public utility holding company) from
                                                                             1986 to 1995, and President, 1992 to 1993;
                                                                             Chairman, Federal Reserve Bank of Chicago from
                                                                             1992 to 1995; and Deputy Chairman from 1995 to
                                                                             1996. Director: Whitman Corporation (a
                                                                             diversified holding company); Kmart Corporation
                                                                             (a retailing company); Ryerson Tull, Inc. (a
                                                                             metals distribution company) and University of
                                                                             Illinois Foundation. Trustee: Northern Funds.

Edward J. Condon, Jr.             60                Trustee                  Chairman of The Paradigm Group, Ltd. (a financial
Sears Tower, Suite 9650                                                      adviser) since July 1993; Vice President and
233 S. Wacker Drive                                                          Treasurer of Sears, Roebuck and Co. (a retail
Chicago, IL 60606                                                            corporation) from February 1989 to July 1993;
                                                                             Member of Advisory Board of Real-Time USA, Inc.
                                                                             (a software development company); Member of the
                                                                             Board of Managers of The Liberty Hampshire
                                                                             Company, LLC (a receivable securitization
                                                                             company); Vice Chairman and Director of
                                                                             Energenics L.L.C. (a waste to energy recycling
                                                                             company).  Director: University Eldercare, Inc.
                                                                             (an Alzheimer's disease research and treatment
                                                                             company); Financial Pacific Company (a small
                                                                             business leasing company).  Trustee: Dominican
                                                                             University. Trustee: Northern Funds.

Mr. Wesley M. Dixon, Jr.          73                Trustee                  Director of Kinship Capital Corporation (a
400 Skokie Blvd., Suite 300                                                  financial services company) since 1985 to 1996,
Northbrook, IL 60062                                                         Vice Chairman and Director of G.D. Searle & Co.
                                                                             (manufacture and sale of food products and
                                                                             pharmaceuticals) from 1977 to 1985 and President
                                                                             of G.D. Searle & Co. prior thereto.  Trustee:
                                                                             Northern Funds.

Mr. William J. Dolan, Jr.         68                Trustee                  Partner of Arthur Andersen & Co. S.C. (an
1534 Basswood Circle                                                         accounting firm) from 1966 to 1989.  Financial
Glenview, IL 60025                                                           Consultant, Ernst & Young (an accounting firm)
                                                                             from 1992 to 1993 and 1997.  Trustee: Northern
                                                                             Funds.

                                                        Position(s)          Principal Occupation(s)
Name and Address                       Age              with Trust           During the Past 5 Years
----------------                       ---              ----------           -----------------------
John W. English                        67               Trustee              Private Investor; Vice President and Chief
50-H New England Ave.                                                        Investment Officer of The Ford Foundation (a
P.O. Box 640                                                                 charitable trust) from 1981 to 1993. Director:
Summit, NJ 07902-0640                                                        the University of Iowa Foundation, the
                                                                             Blanton-Peale Institutes of Religion and Health,
                                                                             and the Community Foundation of Sarasota County.
                                                                             Former Director: the Duke Management Company
                                                                             (manager of the Duke University endowment fund)
                                                                             and the John Ringling Centre Foundation (a
                                                                             non-profit historical preservation organization).
                                                                             Trustee: The China Fund, Inc., Select Sector SPDR
                                                                             Trust; WM Funds; American Red Cross in Greater
                                                                             New York; Mote Marine Laboratory (a non-profit
                                                                             marine research facility); and United Board for
                                                                             Christian Higher Education in Asia. Trustee:
                                                                             Northern Funds.

Mr. Raymond E. George, Jr. *           70               Trustee              Senior Vice President and Senior Fiduciary
703 Prospect Avenue                                                          Officer of The Northern Trust Company from 1990
Winnetka, IL 60093                                                           to 1993. Trustee: Northern Funds.

Sandra Polk Guthman                    56               Trustee              President and CEO of Polk Bros. Foundation (an
420 N. Wabash Avenue                                                         Illinois not-for-profit corporation) from 1993 to
Suite 204                                                                    present; Director of Business Transformation from
Chicago, IL 60611                                                            1992 to 1993, and Midwestern Director of
                                                                             Marketing from 1988-1992, IBM (a technology
                                                                             company); Director: MBIA Insurance Corporation of
                                                                             Illinois (a municipal bond insurance company).
                                                                             Trustee: Northern Funds.

Mr. Michael E. Murphy**                64               Trustee              President of Sara Lee Foundation  (philanthropic
Suite 2222                                                                   organization) since November 1997.  Vice Chairman
20 South Clark Street                                                        and Chief Administrative Officer of Sara Lee
Chicago, IL 60603                                                            Corporation (a consumer product company) from
                                                                             November 1994 to October 1997; Vice Chairman and
                                                                             Chief Financial and Administrative Officer of
                                                                             Sara Lee Corporation from July 1993 to November
                                                                             1994. Director: Payless Shoe Source, Inc., (a
                                                                             retail shoe store business); True North
                                                                             Communications, Inc. (a global advertising and
                                                                             communications holding company); American General
                                                                             Corporation (a diversified financial services
                                                                             company); GATX Corporation (a railroad holding
                                                                             company); Bassett Furniture Industries, Inc. (a
                                                                             furniture manufacturer) Trustee: Northern Funds.

Mary Jacobs Skinner, Esq.***           43               Trustee              Partner in the law firm of Sidley & Austin.
One First National Plaza                                                     Trustee: Northern Funds.
Chicago, IL 06063

                                                     Position(s)             Principal Occupation(s)
Name and Address                     Age             with Trust              During the Past 5 Years
----------------                     ---             ----------              -----------------------
William H. Springer                  71              Chairman nnd Trustee    Vice Chairman of Ameritech (a telecommunications
701 Morningside Drive                                                        holding company) from February 1987 to August
Lake Forest, IL 60045                                                        1992; Vice Chairman, Chief Financial and
                                                                             Administrative Officer of Ameritech prior to
                                                                             1987. Director: Walgreen Co. (a retail drug store
                                                                             business); Baker, Fentress & Co. (a closed-end,
                                                                             non-diversified management investment company).
                                                                             Trustee: Goldman Sachs Trust; Goldman Sachs
                                                                             Variable Insurance Trust. Trustee: Northern Funds.

Richard P. Strubel                   61              Trustee                 President and Chief Operating Officer, UNext.com
UNext.com                                                                    (a provider of educational services via the
500 Lake Cook Road                                                           internet) since 1999; Managing Director of Tandem
Suite 150                                                                    Partners, Inc. (a privately held management
Deerfield, IL 60015-5609                                                     services firm) from 1990 to 1999; President and
                                                                             Chief Executive Officer, Microdot, Inc. (a
                                                                             privately held manufacturing firm) from 1984 to
                                                                             1994; Director: Gildan Activewear, Inc. (an
                                                                             athletic clothing marketing and manufacturing
                                                                             company); Children's Memorial Medical Center.
                                                                             Trustee: University of Chicago; Goldman Sachs
                                                                             Trust; Goldman Sachs Variable Insurance Trust.
                                                                             Trustee: Northern Funds.

Stephen Timbers****                  56              Trustee                 President of Northern Trust Global Investments, a
50 South LaSalle Street                                                      division of Northern Trust Corporation and
Chicago, IL 60675                                                            Executive Vice President, The Northern Trust
                                                                             Company since 1998; President, Chief Executive
                                                                             Officer and Director of Zurich Kemper Investments
                                                                             (a financial services company) from 1996 to 1998;
                                                                             President, Chief Operating Officer and Director
                                                                             of Kemper Corporation (a financial services
                                                                             company) from 1992 to 1996; President and
                                                                             Director of Kemper Funds (a registered investment
                                                                             company) from 1990 to 1998.  Director: LTV
                                                                             Corporation (a steel producer) and Northern Trust
                                                                             Investments (previously known as Northern Trust
                                                                             Quantitative Advisors, Inc.). Trustee: Northern
                                                                             Funds.

                                                  Position(s)                Principal Occupation(s)
Name and Address                  Age             with Trust                 During the Past 5 Years
----------------                  --              ----------                 -----------------------
Lloyd A. Wennlund                 42              President                  Senior Vice President and other positions at The
50 South LaSalle Street                                                      Northern Trust Company, President of Northern
Chicago, IL 60675                                                            Trust Securities, Inc., and Managing Executive,
                                                                             Mutual Funds for Northern Trust Global
                                                                             Investments (since 1989).

Brian R. Curran                   33              Vice President and         Vice President at PFPC (formerly FDISG) (since
4400 Computer Drive                               Treasurer                  1997); Director of Fund Administration at State
Westborough, MA 01581                                                        Street Bank & Trust Company (February 1997 to
                                                                             October 1997); Senior Auditor at Price Waterhouse
                                                                             L.L.P. (a public accounting firm) (February 1994
                                                                             to February 1997).

Eric K. Schweitzer                39              Vice President             Senior Vice President at Northern Trust Company;
50 South LaSalle Street                                                      Director of Distribution, Product Management and
Chicago, IL 60675                                                            Client Services in Mutual Fund Group of Northern
                                                                             Trust Global Investments; Managing Director of
                                                                             Mutual Funds for U.S. Bancorp (1997-2000).

Suzanne E. Anderson               28              Assistant Treasurer        Client Treasury Manager of Mutual Fund
4400 Computer Drive                                                          Administration at PFPC Inc. (since August 1998);
Westborough, MA 01581                                                        Manager of Fund Administration at State Street
                                                                             Bank & Trust Company (October 1996 to August
                                                                             1998); Fund Administrator at State Street Bank &
                                                                             Trust Company (October 1995 to October 1996);
                                                                             Mutual Fund Accountant at The Boston Company
                                                                             (prior thereto).

Jeffrey A. Dalke                  50              Secretary                  Partner in the law firm of Drinker Biddle & Reath
One Logan Square                                                             LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996

Linda J. Hoard                    53              Assistant Secretary        Vice President at PFPC Inc. (since 1998);
101 Federal Street                                                           Attorney Consultant for Fidelity Management &
Boston, MA 02110                                                             Research (a financial service company); Investors
                                                                             Bank & Trust Company (a financial service
                                                                             provider) and FDISG (September 1994 to June 1998).

* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust.
**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or Northern Trust and NTI.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Adviser, Northern Trust, PFPC, Northern Funds Distributors, LLC ("NFD") and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Investment Adviser under the Advisory Agreement with the Trust, by Northern Trust under its Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust, by NTI under its Co-Administration Agreement with the Trust, by PFPC under its Co-Administration Agreement with the Trust and by NFD under its Distribution Agreement with the Trust, the Trust itself requires no employees.

     Each officer holds comparable positions with Northern Funds, and certain officers hold comparable positions with certain other investment companies of which NFD, PFPC or an affiliate thereof is the administrator and/or distributor.

     Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and the Chairman of the Board earns an annual retainer of $40,000. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees established an Audit Committee consisting of three members, including a Chairman of the Committee. The Audit Committee members are Messrs. Condon (Chairman), Strubel and Dolan. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     The Trustees have also established a Nominating Committee consisting of three members, including a Chairman of the Committee. The Nominating Committee members are Messrs. Dixon (Chairman) and Cline and Ms. Guthman. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     The Trustees have also established a Valuation Committee consisting of four members, including a Chairman of the Committee. The Valuation Committee members are Messrs. George (Chairman), English and Murphy and Ms. Skinner. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) effective December 31, 2001, in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Schweitzer and Wennlund), receives fees from the Trust for administrative services.

     Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

     The Northern Trust Company, of which Messrs. Timbers, Schweitzer and Wennlund are officers, receives fees from the Trust as custodian and transfer agent.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1999:

                                Total Compensation
                                    from Fund
                                     Complex**
                                     ---------

Steven Timbers*                 $           0
William H. Springer                    53,000
Richard G. Cline                       39,500
Edward J. Condon, Jr.                  44,500
John W. English                        39,500
Sandra Polk Guthman                    39,500
Frederick T. Kelsey***                 44,500
Richard P. Strubel                     50,500
Wesley M. Dixon, Jr.*                  22,500

William J. Dolan, Jr.*                 22,500
Raymond E. George, Jr.*                21,250
Michael E. Murphy*                     22,500
Mary Jacobs Skinner*                   22,500

* Became a Trustee of the Northern Institutional Funds as of March 28, 2000. ** Fund complex includes twenty-two investment portfolios of the Trust and thirty-three portfolios of Northern Funds, a separately registered investment company.
*** Mr. Kelsey retired from the Board of Trustees on November 30, 1999.

    The Trust does not provide pension or retirement benefits to its Trustees.

     The Trust and its investment adviser have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Adviser, Transfer Agent and Custodian

     Northern Trust Investments, Inc. ("NTI" or the "Investment Adviser") is the Portfolio's investment adviser. NTI, a wholly-owned subsidiary of Northern Trust, serves as investment adviser principally to institutional clients. As of June 30, 2000, the Investment Adviser and its affiliates had approximately $36.8 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

     Northern Trust is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. Northern Trust is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company.

     The Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

     Under the Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolio and placing purchase and sale orders for portfolio transactions of the Portfolio. The Advisory Agreement with the Trust provides that in selecting brokers or dealers to place orders for transactions, the Investment Adviser shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Portfolio and/or other accounts over which the Investment Adviser or an affiliate of Northern Trust exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Portfolio may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolio will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Portfolio's interest.

     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which the Investment Adviser acts as adviser), the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Portfolio or the amount of the securities that are able to be sold for the Portfolio.

     The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under such Agreements is not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

     Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern Trust has undertaken to perform some or all of the following services: (i) establish and maintain an omnibus account in the name of each Institution; (ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds;
(iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions; (v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (viii) preserve records; and (ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern Trust has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors;
(x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding; (xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. Northern Trust may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern Trust under the Transfer Agency Agreement and the assumption by Northern Trust of related expenses, Northern Trust is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%, .10% and .15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolio.

     Under its Custodian Agreement with the Trust, Northern Trust (i) holds the Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern Trust under the Agreement, and (vi) maintains the accounting records of the Trust. Northern Trust may employ one or more subcustodians, provided that Northern Trust, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern Trust and that the responsibility or liability of the subcustodian to Northern Trust shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern Trust shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern Trust may also appoint agents to carry out such of the provisions of the Custodian Agreement as Northern Trust may from time to time direct, provided that the appointment of an agent shall not relieve Northern Trust of any of its responsibilities under either Agreement.

     As compensation for the services rendered to the Trust by Northern Trust as custodian to the Portfolio, and the assumption by Northern Trust of certain related expenses, Northern Trust is entitled to payment from the Trust as follows: (i) $18,000 annually for the Portfolio, plus (ii) 1/100th of 1% annually of the Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern Trust as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern Trust as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and
(iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern Trust may permanently or temporarily waive all or any portion of any upward adjustment.

     Northern Trust's fees under the Custodian Agreement are subject to reduction based on the Portfolio's daily uninvested cash balances (if any).

     Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolio until April 30, 2002, and the Custodian Agreement and the Transfer Agency Agreement will continue in effect with respect to the Portfolio until April 30, 2001. Each agreement will continue in effect thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern Trust or NTI and by Northern Trust or NTI on 60 days' written notice to the Trust.

     Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

     To the extent that the Portfolio effects brokerage transactions with NFD or PFPC or any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

Portfolio Valuation

     U.S. and foreign investments held by the Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolio will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Co-Administrators and Distributor

     NTI and PFPC, 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Portfolio under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, NTI and PFPC (the "Co-Administrators") provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust;
(ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Portfolio. The Co-Administrators will reimburse the Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.10% of the Portfolio's average daily net assets.

     Unless sooner terminated, the Co-Administration Agreement among NTI, PFPC and the Trust will continue in effect until April 30, 2001, and thereafter for successive one-year terms with respect to the Portfolio, provided that the Agreement is approved annually (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of the Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001 without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

     The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

     The Trust has entered into a Distribution Agreement with NFD under which NFD, as agent, sells shares of the Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). PDI, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Portfolio. Prior to its acquisition by PFPC, PDI was an independently owned and operated broker-dealer. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman, Sachs Co. acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

     The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Institutional Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Institutional Funds."

Shareholder Servicing Plan

     As stated in the Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolio's payment of not more than .15% and
 .25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

     Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (vi) processing dividend payments on behalf of Customers or other investors; (vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (xiii) maintaining appropriate management reporting and statistical information; (xiv) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and (xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

     The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan") which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolio and their shareholders by affording the Portfolio greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

     Payment for shares of the Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, the Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     Although the Portfolio generally will redeem shares in cash, the Portfolio reserves the right to pay redemptions by a distribution in kind of securities (instead of cash) from the Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                            PERFORMANCE INFORMATION

     The performance of a class of shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), the Lehman Mutual Fund Intermediate Tax Exempt Index, S&P 500 Index, S&P/Barra Growth Index, the Russell 2000 Index, the Europe and Australia Far East Equity Index ("EAFE Index") or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of the Portfolio.

     The Portfolio calculates its total returns for each class of shares separately on an "annual total return" basis for various periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolio may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     The Portfolio computes "average annual total return" for a class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                               P (1+T)/n/  = ERV

    Where:  T =   average annual total return;

            ERV = ending redeemable value at the end of the applicable period
                  (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) period;

            P =   hypothetical initial payment of $1,000; and

            n = period covered by the computation, expressed in terms of years.

     The Portfolio computes "aggregate total return" for a class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                               T = [(ERV/P)] - 1



   The yield of a class of shares in the Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

   The Portfolio's 30-day (or one month) standard yield is calculated for each class of the Portfolio in accordance with the method prescribed by the SEC for mutual funds:

                       Yield = 2[{(a-b/cd) + 1}/6/ - 1]

    Where:  a =   dividends and interest earned by the Portfolio during the
                    period;

            b =   expenses accrued for the period (net of reimbursements);

            c =   average daily number of shares outstanding during the period entitled to receive dividends; and

            d =   net asset value per share on the last day of the period.

                                     TAXES

     The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

     The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code"), and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

     The Portfolio intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of Code. As a regulated investment company, the Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

     In addition to satisfaction of the Distribution Requirement, the Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must generally consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more that 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     The Portfolio does not expect to pay dividends that qualify for the dividends-received deduction for corporations.

     If for any taxable year the Portfolio were not to qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     Although the Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

     The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

Foreign Investors

     Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by the Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of the Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in the Portfolio.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios, one of which is discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

     Under the terms of the Trust Agreement, each share of the Portfolio is without par value, represents an equal proportionate interest in the Portfolio with each other share of its class in the Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of the Portfolio, shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Portfolio may be suspended for more than seven days
(i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolio are not issued.

     The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the Trust's respective investment portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.


                               OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     The Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern Trust, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX A
                                  ----------

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                  APPENDIX B

As stated in its Prospectus, the Portfolio may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I. Interest Rate Futures Contracts

     Use of Interest Rate Futures Contracts.  Bond prices are established in
     ---------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

     The Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, through using futures contracts.

     Interest rate futures contracts can also be used by the Portfolio for non-hedging (speculative) purposes to increase total return.

     Description of Interest Rate Futures Contracts.  An interest rate
     -----------------------------------------------
futures contract sale would create an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index Futures Contracts

     General. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

     The Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, the Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Index futures contracts may also be used by the Portfolio for non-hedging (speculative) purposes, to increase total return.

III. Margin Payments

      Unlike purchases or sales of portfolio securities, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

      There are several risks in connection with the use of futures by the Portfolio, even when futures are used for hedging (non-speculative) purposes. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where the Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

     When futures are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Portfolio is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when they may be disadvantageous to do so.

VI. Options on Futures Contracts

     The Portfolio may purchase and write (sell) call and put options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

     The Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "commodity pool operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.